Exhibit 10.9a

HOT TOPIC, INC.

2006 EQUITY INCENTIVE PLAN

RESTRICTED STOCK BONUS AGREEMENT

This Restricted Stock Bonus Agreement (the “Agreement”) is made as of __________, _______ by and between Hot Topic, Inc., a California corporation (the “Company”), and _________________ (“Director”).

Whereas, Director is a member of the Board;

Whereas, pursuant to the non-employee director compensation policy adopted by the Board, and in consideration for Director services, Director has been granted a stock bonus under the Company’s 2006 Equity Incentive Plan (the “Plan”) for the number of shares of Common Stock set forth below and subject to vesting and other terms and conditions as provided herein; and

Whereas, the issuance of Common Stock pursuant to the stock bonus described herein is further subject to all the terms and conditions of the Plan and capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

Now, Therefore, It Is Agreed between the parties as follows:

1.  Award of Stock.  The Company hereby awards to Director a stock bonus covering an aggregate of __________ (_________) shares of Common Stock (the “Shares”), with a Fair Market Value of $_________ per share, for an aggregate award value of approximately $___________, in consideration of services as a member of the Board.

2.  Vesting.  Provided that Director has not ceased to provide Continuous Service to the Company, at any time during the period beginning on the date hereof and ending ________, ________ or as of the next annual shareholders meeting of the Company, whichever comes first (the “Vesting Period”), the Shares shall vest on the earlier of such times.  Notwithstanding the foregoing, in the event that the Company determines that Director’s sale of shares of the Company’s stock on the date the Shares are scheduled to vest (the “Original Vest Date”) would violate its policy regarding insider trading of Common Stock, as determined by the Company in accordance with such policy, then such shares shall not vest on such Original Vest Date and shall instead vest on the first to occur of the following: (a) the first day that Director could sell such shares pursuant to such policy, (b) Director’s termination of Continuous Service to the Company for any reason, provided such termination is after the Original Vest Date, or (c) the day that is sixty (60) days after the Original Vest Date.

3.  Securities Law Compliance.  Notwithstanding anything to the contrary contained herein, Director may not be issued any Shares unless the shares of Common Stock issuable are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act.  The issuance of Shares also must comply with other applicable laws and regulations governing the issuance of Shares, and Director will not receive the Shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

4.  Right of Reacquisition.  The Company shall reacquire the Shares that have not yet vested in accordance with Section 2 herein (the “Unvested Shares”) on the following terms and conditions (the “Reacquisition Right”):

(a)  In the event of a termination of Director’s Continuous Service to the Company occurring before the end of the Vesting Period, the Company shall automatically reacquire for no consideration (monetary or otherwise) all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares.  Any such waiver shall be exercised by the Company by written notice to Director or his representative (with a copy to the Escrow Holder as defined below) within ninety (90) days after termination of Director’s Continuous Service to the Company, and the Escrow Holder may then release to Director the number of Unvested Shares not being reacquired by the Company.  If the Company does not waive its reacquisition right as to all of the Unvested Shares, then on the date that is ninety-one (91) days after termination of Director’s Continuous Service to the Company, the Escrow Holder shall transfer to the Company the number of shares the Company is reacquiring.

(b)  To facilitate operation of the Company’s Reacquisition Right, the Shares shall be held in escrow pursuant to the terms of the Joint Escrow Instructions attached hereto as Exhibit A and incorporated herein by this reference.  Director agrees to execute three (3) Assignment Separate From Certificate forms (with date and number of shares blank) attached hereto as Exhibit B and incorporated herein by this reference and deliver the same, along with the Joint Escrow Instructions and certificate or certificates evidencing the shares, for use by the escrow agent designated pursuant to the terms of such Joint Escrow Instructions (the “Escrow Agent”) (provided, however, the parties agree that the Shares may be uncertificated, and Director hereby instructs and authorizes the Company to hold and maintain evidence of ownership in its sole control with the Company’s transfer agent pursuant to the terms hereof).  Director hereby authorizes Escrow Agent to implement in its discretion the services of the Company’s transfer agent for any of the foregoing.

5.  Rights of Director.  Except as otherwise provided in Section 8 herein, Director shall exercise all rights and privileges of a shareholder of the Company with respect to the Shares deposited in escrow.  Director shall be deemed to be the holder of the Shares for purposes of receiving any dividends which may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such Shares have not yet vested and been released from the Company’s Reacquisition Right.

6.  Capitalization Adjustments to Common Stock.  In the event of a capitalization adjustment affecting the Common Stock as a class as described in subsection 9(a) of the Plan, then any and all new, substituted or additional securities or other property to which Director is entitled by reason of Director’s ownership of the Shares shall be immediately subject to the Reacquisition Right and any other applicable restrictions as described in Section 8 herein and shall and be included in the word “Shares” for all purposes of the Reacquisition Right and Section 8 restrictions with the same force and effect as the Shares presently subject to the Reacquisition Right and Section 8 restrictions, but only to the extent the Shares are, at the time, covered by such Reacquisition Right and Section 8 restrictions.

7.  Corporate Transactions.  In the event of a dissolution, liquidation, merger or other Corporate Transaction as described in subsection 9(c) of the Plan, then the Reacquisition Right may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such transaction.  To the extent the Reacquisition Right and/or Section 8 restrictions remain in effect following such transaction, it or each, as applicable, shall apply to the new capital stock or other property received in exchange for the Shares in consummation of such transaction, but only to the extent the Shares were at the time covered by such right or restriction.  The Reacquisition Right shall apply if Director does not continue service on the Board of Directors of such successor (or its parent or subsidiaries).  In such case, the references herein to the “Company” shall be deemed to refer to such successor.

8.  Limitations on Transfer.  Director shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except in compliance with the provisions herein and applicable securities laws.  Until such time as Director ceases to serve as a member of the Board, the Shares may not be sold, assigned, hypothecated, encumbered or otherwise disposed of in any manner without the written consent of the Company and any attempt to do so shall be void.  The Company shall not be required (a) to transfer on its books any of the Shares which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

9.  Restrictive Legends.  Until (i) the end of the Vesting Period, in the case of the first legend below, (ii) such time as Director ceases to serve as a member of the Board, in the case of the second legend below, and (iii) such time as the Company shall determine in its discretion, in the case of the third legend below and any other legend(s), all certificates representing the Shares shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto or be advisable in the discretion of the Company):

(a)  “Some or all of the shares represented by this certificate are subject to a reacquisition right in favor of Hot Topic, Inc., and any successor entity until the end of the Vesting Period, as set forth in a Restricted Stock Bonus Agreement between the Company and the Holder, a copy of which is on file at the Principal Office of the Company.  Any transfer or attempted transfer of any shares subject to such Repurchase Option is void without the prior express written consent of the issuer of these shares.”

(b)  “The shares represented by this certificate may not be sold, offered for sale, pledged, hypothecated or otherwise subject to disposition except as provided for in a Restricted Stock Bonus Agreement between the Company and the Holder, a copy of which is on file at the Principal Office of the Company.  Any transfer or attempted transfer or other disposition of any shares subject to the Stock Agreement is void without the prior express written consent of the issuer of these shares.”

(c)  The Affiliate legend.

10.  Award not a Service Contract.  Director acknowledges that neither this Agreement nor the stock bonus granted to Director constitutes an employment or service contract with the Company or an Affiliate, and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on Director to continue any relationship he may have as a Director for the Company.

11.  Tax Consequences.   The acquisition and vesting of the Shares may have adverse tax consequences to Director that may avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code, as amended (the “Code”).  Such election must be filed within thirty (30) days after the date of grant of the stock bonus described herein. DIRECTOR ACKNOWLEDGES THAT IT IS HIS RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF HE REQUESTS THE COMPANY TO MAKE THE FILING ON HIS BEHALF.

12.  Governing Plan Document.  This Agreement is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

13.  Miscellaneous.

(a)     Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

(b)     Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Director, Director’s successors, and assigns.

(c)     Attorneys’ Fees; Specific Performance.  Director shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d)  Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)  Further Execution.  The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)   Independent Counsel.  Director has been provided with an opportunity to consult with Director’s own counsel with respect to this Agreement.

(g)  Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h)  Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

Hot Topic, Inc.

By: ____________________________________

Address	18305 E. San Jose Avenue
City of Industry, CA 91748

Director:

_______________________________________
Address

Exhibit A

Stock Assignment Separate From Certificate

[Each Director to sign three (3)]

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, the undersigned hereby sells, assigns and transfers unto Hot Topic, Inc., a California corporation (the “Company”), pursuant to the Reacquisition Right under that certain Restricted Stock Bonus Agreement, dated as of ___________ by and between the undersigned and the Company (the “Agreement”), _____________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s). _______________ (or uncertificated and recorded at the office of the Company’s transfer agent, if applicable) and does hereby irrevocably constitute and appoint the Company’s Secretary as attorney to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Reacquisition Right under the Agreement.

Dated: _______________

__________________________________________
(Signature)

___________________________________________
(Print Name)

(Instruction:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

[Note:  Director agrees to re-execute documentation as necessary in the event of required notarization or medallion guarantee]

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, the undersigned hereby sells, assigns and transfers unto Hot Topic, Inc., a California corporation (the “Company”), pursuant to the Reacquisition Right under that certain Restricted Stock Bonus Agreement, dated as of _______________ by and between the undersigned and the Company (the “Agreement”), _____________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s). _______________ (or uncertificated and recorded at the office of the Company’s transfer agent, if applicable) and does hereby irrevocably constitute and appoint the Company’s Secretary as attorney to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Reacquisition Right under the Agreement.

Dated: _______________

__________________________________________
(Signature)

___________________________________________
(Print Name)

(Instruction:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

[Note:  Director agrees to re-execute documentation as necessary in the event of required notarization or medallion guarantee]

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, the undersigned hereby sells, assigns and transfers unto Hot Topic, Inc., a California corporation (the “Company”), pursuant to the Reacquisition Right under that certain Restricted Stock Bonus Agreement, dated as of ____________ by and between the undersigned and the Company (the “Agreement”), _____________________ shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s). _______________ (or uncertificated and recorded at the office of the Company’s transfer agent, if applicable) and does hereby irrevocably constitute and appoint the Company’s Secretary as attorney to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Reacquisition Right under the Agreement.

Dated: _______________

__________________________________________
(Signature)

___________________________________________
(Print Name)

(Instruction:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

[Note:  Director agrees to re-execute documentation as necessary in the event of required notarization or medallion guarantee]

Exhibit B

Joint Escrow Instructions

JOINT ESCROW INSTRUCTIONS

Secretary
Hot Topic, Inc.
18305 E. San Jose Avenue
City of Industry, CA 91748

Ladies and Gentlemen:

As Escrow Agent for both Hot Topic, Inc., a California corporation (“Company”) and the undersigned Director (“Director”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Bonus Agreement dated as of _____________ (“Agreement”), to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

1.  In the event of a termination of Director’s Continuous Service to the Company occurring before the end of the Vesting Period (as defined in the Agreement), the Company will provide you with notice of such termination of Director’s service.  Unless you receive a written notice from the Company stating that the Company intends to waive all or any part of its Reacquisition Right as described in the Agreement (in which case the number of shares transferred shall be as indicated in such notice), on the ninety-first day following such termination of Director’s service (unless the Company requests in writing that the actions contemplated herein occur within a shorter period following such termination of Director’s service), you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred (which shall be all of the Shares as defined in the Agreement unless the Company has elected to waive its Reacquisition Right with respect to any portion of the Shares), and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company for the number of shares of stock being reacquired pursuant to operation of the Reacquisition Right.

2.  Director and the Company hereby irrevocably authorize and direct you to effectuate the transfer described above in accordance with the terms set forth herein and in the Agreement without further action by either Director or the Company (other than the written notice of termination as described above).

3.  As of the date of the Agreement, Director irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement.  Director does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials.  Subject to the provisions of this paragraph 3 and as otherwise provided in the Agreement, Director shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

4.  This escrow shall terminate upon the expiration, execution or waiver in full of the Company’s Reacquisition Right in full.

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5.  If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Director, you shall deliver all of the same to Director and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that any property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

6.  Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.  You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Director while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.  You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.  You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.  You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.  Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint any officer or assistant officer of the Company as successor Escrow Agent, and Director hereby confirms the appointment of such successor as his attorney-in-fact and agent to the full extent of your appointment.

12.  If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13.  It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

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14.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier, or five (5) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled to such notice at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

Company:	Hot Topic, Inc.
18305 E. San Jose Avenue
City of Industry, CA 91748

Director:

Escrow Agent:	Hot Topic, Inc.
Attention: Secretary
18305 E. San Jose Avenue
City of Industry, CA 91748

15.  By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16.  You shall be entitled to employ such legal counsel and other experts (including, without limitation, the firm of Cooley Godward llp) as you may deem necessary properly to advise you in connection with your obligations hereunder.  You may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor.  The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

17.  You are expressly permitted to use the services of the Company’s transfer agent to hold the shares subject to this escrow (in certificated or uncertificated form), to make transfers permitted hereby, and to otherwise implement this escrow in your discretion.  The parties agree that such transfer agent shall hold such shares for the benefit of the Company as security for those matters described in the Agreement, and shall exercise complete control over such shares pursuant to the terms hereof, and that Director shall have no right to possession or control of such shares except as provided herein.

18.  This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  It is understood and agreed that references to “you” and “your” herein refer to the original Escrow Agents.  It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions.

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19.  This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

Very truly yours,

Hot Topic, Inc.

By_______________________________________

Director:

__________________________________________

Escrow Agent:

__________________________________
Secretary

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